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                                                                       EXHIBIT 4



COMMON STOCK                    [SYNAPTICS' LOGO]                   COMMON STOCK

   NUMBER                                                              SHARES


                              S y n a p t i c s(TM)

INCORPORATED UNDER THE LAWS OF                SEE REVERSE FOR STATEMENT RELATING
    THE STATE OF DELAWARE                            TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY


                                             CUSIP

THIS IS TO CERTIFY THAT


                                    SPECIMEN



IS THE RECORDER HOLDER OF



     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $     PAR VALUE,
                           OF SYNAPTICS INCORPORATED


  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             [INCORPORATED GRAPHIC]
   SECRETARY                                               CHAIRMAN OF THE BOARD




                                COUNTERSIGNED AND REGISTERED
                                                    TRANSFER AGENT AND REGISTRAR
                               BY
                                                            AUTHORIZED SIGNATURE
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   A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
                                       UNIF GIFT MIN ACT - ....Custodian .......
TEN ENT- as tenants by the entireties                    (CUST)          (Minor)
JT TEN - as joint tenants with right                      under Uniform Gifts to
         survivorship and not                         Minors  Act ..............
         as tenants in common                                            (State)
                                  UNIF TRF MIN ACT - Custodian (until age .....)
                                                          (CUST)
                                                     ...under Uniform Transfers
                                                          (Minor)
                                                    to Minors Act. .............
                                                                        (State)



     Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                  ]


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________



                                                                          Shares
__________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

                                                                        Attorney
_______________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________


                                    X
                                      __________________________________________
                                    X
                                      __________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed





By________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED FOR SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.